UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

Retail Value Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-38517	82-4182996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	RVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 27, 2021, Retail Value Inc. (the “Company”) and RVT PR Mezz Borrower 1 LLC, a wholly-owned subsidiary of the Company (together with the Company, the “Sellers”) completed their previously announced sale of all of their interests in the limited liability companies that own all of the Company’s remaining assets located in Puerto Rico (comprising 3.5 million square feet of Company‑owned gross leasable area (“GLA”)) for $550.0 million in cash (the “Puerto Rico Disposition”) pursuant to the terms of the Purchase Agreement, dated as of June 30, 2021 (the “Purchase Agreement”), by and among the Sellers and Kildare Acquisitions US, LLC. Net proceeds received at closing were approximately $539.0 million, a portion of which were used to fully repay the outstanding balance of the Company’s mortgage loan. Immediately prior to closing, the outstanding principal amount of the mortgage loan was $214.5 million. The Puerto Rico Disposition did not include any cash or restricted cash held by or on behalf of the limited liability companies immediately prior to closing, which was retained by the Sellers. The restricted cash balance immediately prior to closing was $52.2 million, which amount is expected to be fully released to the Company by the mortgage loan servicer shortly after closing. The Sellers also retained the right to pursue and collect amounts from tenants relating to pre-closing periods (including amounts relating to pre-closing periods that have been deferred and are to be repaid by tenants sometime after the closing date). The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

As a result of the repayment of the Company’s mortgage loan using a portion of the net proceeds received in connection with the Puerto Rico Disposition, the lender’s commitments under the Revolving Credit Agreement, dated as of July 2, 2018 (as amended, the “Revolving Credit Agreement”), among the Company, PNC Bank, National Association, as administrative agent, and the lenders from time to time parties thereto, were terminated pursuant to the terms of the Revolving Credit Agreement. The terms of the Revolving Credit Agreement are summarized in the Company’s Current Reports on Form 8-K (File No. 001-38517) filed with the Securities and Exchange Commission on July 2, 2018, March 13, 2019 and March 4, 2021, which are incorporated herein by reference. At the time of termination of the lenders’ commitments, there were no amounts outstanding under the Revolving Credit Agreement.

The nine assets sold in the Puerto Rico Disposition were as follows:

Property Name	City	Company-Owned GLA (000's)
Plaza Isabela	Isabela	259
Plaza Fajardo	Fajardo	274
Plaza Walmart	Guayama	164
Plaza del Atlántico	Arecibo	223
Plaza del Sol	Bayamon	598
Plaza Río Hondo	Bayamon	556
Plaza Escorial	Carolina	525
Plaza Cayey	Cayey	313
Plaza del Norte	Hatillo	626
		3,538

The Puerto Rico Disposition also included all of the Company’s interests in a consolidated joint venture which owned an undeveloped parcel of land adjacent to Plaza Isabela.

At the date of the spin-off into a separate publicly traded company, July 1, 2018, the Company had 12 assets in Puerto Rico and two reportable segments: continental U.S. and Puerto Rico. As previously disclosed, the Company sold three assets in Puerto Rico in three separate transactions as follows:

Date Sold	Property Name	City	Company-Owned GLA (000's)	Gross Sales Price (000's)
December 22, 2020	Plaza Palma Real	Humacao	448	$50,000
April 14, 2021	Plaza Vega Baja	Vega Baja	185	4,500
June 3, 2021	Señorial Plaza	Rio Piedras	202	20,350
			835	$74,850

Subsequent to the closing of the Puerto Rico Disposition, the Company will no longer report financial results for the Puerto Rico segment and instead will report the financial results of the Puerto Rico segment as discontinued operations for all periods presented. As a result of the Company disposing of a segment, the pro forma statements of operations presentation included in Exhibit 99.1 and incorporated by reference herein includes all periods presented as filed on its Annual Report on Form 10-K for the year ended December 31, 2020.

The unaudited pro forma condensed consolidated financial information of the Company, together with the related notes thereto, giving effect to the consummation of the Puerto Rico Disposition, the sale of three Puerto Rico assets previously sold (which were previously reported by the Company), the repayment of the mortgage loan using a portion of the net proceeds received in connection with the Puerto Rico Disposition and the termination of the Revolving Credit Agreement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet at June 30, 2021
•	Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2021
•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2020
•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2019
•	Unaudited pro forma condensed consolidated statement of operations for the period from July 1, 2018 to December 31, 2018
•	Unaudited pro forma condensed consolidated statement of operations for period from January 1, 2018 to June 30, 2018

(d) Exhibits

Exhibit Number	Description

10.1	Purchase Agreement, dated as of June 30, 2021, by and among Retail Value Inc. and RVT PR Mezz Borrower 1 LLC, as Sellers, and Kildare Acquisitions US, LLC, as Purchaser

99.1	Unaudited Pro Forma Financial Statements of Retail Value Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Retail Value Inc.

	By:	/s/ Christa A. Vesy
Name: Christa A. Vesy
Date: August 31, 2021	Title: Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer